Exhibit 32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Inn of the Mountain Gods Resort and Casino (the “Company”) does hereby certify with respect to the Amendment No. 1 to Annual Report of the Company on Form 10-K/A for the period ended April 30, 2006 (the “Report”) that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 13, 2006	By:	/s/ Brian D. Parrish

Brian D. Parrish
Chief Executive Officer

Dated:December 13, 2006	By:	/s/ Lance Kintz

Lance Kintz
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.